Putnam
High Income
Bond Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report that Putnam High Income Bond Fund performed strongly during the fiscal year ended August 31, 2003, outpacing both its benchmark index and its Lipper peer group average. You will find the details on the facing page.

While the fund's management teams are understandably gratified by these results, they also believe it is important to caution shareholders that numbers of such magnitude should not become an expectation in terms of future performance. Careful research and strong security selection played an important part in delivering such results, but as the managers point out, the results also reflect especially positive market conditions during the period. Besides their discussion of performance and strategy in the fiscal year just ended, your fund's managers also provide their outlook for the months ahead.

We appreciate your continued confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

* For the fiscal year ended August 31, 2003, Putnam High Income Bond Fund had total returns of 27.68% at net asset value (NAV) and 24.73% at market price.

* Due to management's selection of several strong-performing individual securities, the fund outperformed the 22.09% return of its primary benchmark, the Merrill Lynch All-Convertible Index.

* The fund also outperformed the average return of 20.31% for the Lipper Convertible Securities Funds (closed-end) category, which consists of 10 funds.

* See the Performance Summary that begins on page 8 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

While we are pleased with the absolute and relative performance of your fund during its fiscal year, we must caution shareholders that these returns occurred in a period of exceedingly positive market conditions. The stock market was at a low at the beginning of the fund's fiscal year and had strong returns during the period, while credit yield spreads (the yield difference between lower-quality bonds and Treasuries) were historically wide at the beginning of the period and narrowed considerably, which was favorable for the fund's performance. With respect to the small differential between the returns at market price and at NAV, we believe that a sharp rise in bond yields at the end of the period may have adversely affected investors' perceptions about bond funds. (Investor perceptions shape demand, and changes in the demand for shares can affect a fund's market price.)

FUND PROFILE

Putnam High Income Bond Fund seeks to provide high current income in a portfolio of high-yielding convertible and nonconvertible bonds with potential for capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in bonds rated below investment grade.



Market overview

Since convertible securities are tied to the equity markets by their ability to convert to the underlying common stock of their issuing company, the stock market is an important driver of convertible bond performance. After posting strong returns late in 2002, the U.S. stock market experienced volatility and uncertainty as a result of the war with Iraq. Once the Hussein regime fell, the market again strengthened on increasingly positive economic news about productivity, manufacturing, capital spending, and consumer confidence. The resurgent stock market bolstered the returns of your fund's convertible holdings.

Credit yield spreads -- the difference in yield between higher-quality and lower-quality bonds -- could not have been more positive for the fund's performance. At the beginning of the period, yield spreads were extremely wide, meaning that investors were leery of taking any risk and demanded high returns for lower-quality bonds. In the fourth quarter of 2002, however, the prospects for the economy brightened, and spreads narrowed, a trend that continued unabated throughout the remainder of the fund's fiscal year and drove strong returns for both convertible and nonconvertible corporate high-yield bonds.

The fund's corporate high-yield holdings also benefited from the positive economic news and the improving stock market (which helps corporate balance sheets and can lead to improved credit quality). However, high-yield bond returns began to level off during the summer of 2003 -- after posting strong returns going back to October 2002 -- as bond yields spiked during a dramatic bond sell-off in July. Nevertheless, declining default rates, improved credit quality, and the strengthening economy have helped offset the significant increase in yields that occurred near the end of the period.

--------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
--------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------
Merrill Lynch All-Convertible Index (convertible bonds)             22.09%
--------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                22.31%
--------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                          4.36%
--------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (global investment-grade bonds)   8.54%
--------------------------------------------------------------------------
Equities
--------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                  12.07%
--------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                           29.08%
--------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                               9.11%
--------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
--------------------------------------------------------------------------

Strategy overview

Earlier in the year, the fund's positioning in higher-yielding convertibles and bonds proved beneficial as yield spreads narrowed. Another key strategy we used reflects our belief that in a period of rising stock prices, convertible bonds with more equity sensitivity -- i.e., those that perform better when the stock prices of the underlying issues appreciate -- typically deliver their strongest performance. That was certainly true over this fiscal year. Moreover, many fund holdings had seen large price declines (in both the convertible bond and the underlying stock), and many also were in the technology and telecommunications sectors. Stock prices in these sectors began to recover during the period and convertible bond prices reflected this recovery.

Because we believed equity-sensitive convertibles had such strong potential for appreciation in this type of environment, a key part of our strategy was to identify and purchase these securities. The strategy paid off because of the healthy overall stock market and because we had focused on the technology and telecommunications sectors, which experienced the greatest gains.

In the high-yield portion of the fund, we maintained diversity across industry sectors and holdings, which proved beneficial when the market became more volatile during the summer months. As corporate bond yields generally continued to decline during the period, despite the Treasury yield spike in July, we focused on selectively adding lower-rated, higher-yielding bonds to the portfolio. This contributed positively to performance.



[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED
                                    as of    as of
                                   2/28/03  8/31/03

Convertible securities              50.6%    49.9%

Corporate bonds and notes           43.0%    43.6%

Short-term investments               5.0%     3.8%

Common stocks                        0.7%     2.0%

Preferred stocks                     0.3%     0.3%

Other                                0.4%     0.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings and sector allocations affected performance

The key drivers of a fund's performance are not always its largest holdings. That was the case for your fund during the reporting period. As the stock market began to rally this spring, the convertible bond and convertible preferred stock markets heated up, and a great deal of new issuance occurred. Some of these new issues, which were more equity-sensitive, came to market with attractively high coupons (the "coupon" is the stated interest rate that a bond pays) and performed well during the period, contributing substantially to results although they did not number among the top holdings. We acquired some of these securities for the fund, including those issued by Sierra Pacific Resources and UnumProvident. Sierra Pacific is a Nevada utility that had experienced financial difficulties last year, but restructured its balance sheet and improved its standing with regulators. UnumProvident is an insurance company that had also experienced some management and financial problems, but has begun to improve its cost control and restructure its management under an interim CEO.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

Convertible Securities

1 Tower Automotive, Inc
  Convertible subordinated notes, 5.0%, 2004
  Consumer cyclicals

2 Freeport McMoRan
  Copper & Gold, Inc
  Cumulative convertible preferred, $1.75
  Basic materials

3 United States Cellular Corp
  Liquid yield option notes, zero coupon, 2015
  Communications services

4 E*Trade Group, Inc
  Convertible subordinated notes, 6.0%, 2007
  Financial

5 Radio One, Inc
  Cumulative convertible preferred, 6.50%
  Consumer cyclicals

Corporate Bonds

1 JP Morgan HYDI
  144A notes, 8.0%, 2008
  Financial

2 HMH Properties, Inc
  Company guaranty, Series B, 7.875%, 2008
  Consumer cyclicals

3 CSC Holdings, Inc
  Senior notes, 7.875%, 2007
  Consumer staples

4 Qwest Services Corp
  144A notes, 13.5%, 2010
  Communications services

5 Hercules, Inc
  Company guaranty, 11.125%, 2007
  Basic materials

Footnote reads:
The combined holdings represent 10.9% of the fund's net assets as of 8/31/03 The fund's holdings will change over time


Capital One, a credit card company, is a convertible preferred stock holding that has performed well for the fund, benefiting from a management turnaround as well as significant appreciation in the company's stock. We added to this holding during the fiscal year and it has become one of the larger positions in the convertible bond portion of the fund.

Capital One illustrates an increased focus on the financial services sector during the period. While we typically don't make sector weighting decisions based on a top-down analysis of an industry, many of the individual purchases we have made based on our fundamental research have included financial companies. In the low interest-rate environment that existed for much of the period (which typically bolsters profits for this sector), many of these companies' stocks and convertible bonds performed well. The utilities sector also remains important for the fund. We believe that much of the turmoil created by deregulation over the past several years may provide opportunities in selected companies, as illustrated by the solid performance of Sierra Pacific Resources.

One of the larger convertible positions that detracted from the fund's overall performance during the period was HealthSouth Corp., which declined significantly toward the fiscal year's midpoint due to charges of accounting fraud going back several years. Although these bonds went into default during the period, the company's stock has rebounded. The fund continues to hold these securities, as we believe the company's business prospects remain solid over the longer term.

Several corporate high-yield bond holdings in the fund performed well during the period, including those of Nextel Communications, Inc., a wireless communications company, and Charter Communications, a cable television firm. The wireless sector in particular has been one of the strongest-performing sectors in the high-yield market, though we believe that the bulk of the returns may be behind us. Consequently, we pared down the fund's exposure to Nextel during the period. The cable sector has not grown as fast as the wireless sector has, but Charter has benefited from a successful management restructuring.

Several industrial positions in the high-yield portion of the fund made positive contributions, including Tyco, a conglomerate, and Georgia Pacific, a large paper company. These firms benefited from the stronger high-yield bond market, which has translated into increased availability of funding for them, as well as from the strengthening economy. In broadcasting, the fund's holdings of Paxson Communications Corp. have also per formed well. Paxson owns and operates 63 television stations, as well as the PAX TV cable network, which provides family entertainment programming.

The fund's high-yield bond holdings of AK Steel Corp. and Collins and Aikman Products, Inc., an auto and truck parts maker, detracted from performance during the period due to disappointing financial results. However, we believe that the strengthening economy will benefit these holdings and have maintained the fund's positions in them.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Mike Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As mentioned at the outset of this report, it is fair to say that the fund's returns over the past year have been much higher than the historical average for these types of securities. With the fund's fiscal year falling during optimal conditions of declining credit spreads and a recovery in stock prices, the 12-month gains for the fund have been well above normal. It is not likely that such returns will be repeated over the course of fiscal 2004. Moreover, interest rates appear to have reached a bottom, and may rise over the next several years -- especially if the federal budget deficit continues to worsen.

This is not to say that we expect the environment for convertible bonds and corporate high-yield bonds to turn negative in the near future. The economy is still in the early stages of recovery, and this type of economic backdrop has historically been conducive to solid performance for these types of securities. We are optimistic about the fund's prospects as we begin fiscal 2004, and we believe there are opportunities for solid performance to be found among individual securities. We will seek to uncover those opportunities, but, as always, we will monitor economic and market developments and make adjustments to the portfolio as we see fit.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
--------------------------------------------------------------------------
                                                        NAV   Market price
--------------------------------------------------------------------------
1 year                                                 27.68%    24.73%
--------------------------------------------------------------------------
5 years                                                43.93     34.33
Annual average                                          7.56      6.08
--------------------------------------------------------------------------
10 years                                              116.28     94.64
Annual average                                          8.02      6.89
--------------------------------------------------------------------------
Life of fund (since 7/9/87)
Annual average                                          9.74      8.92
--------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
--------------------------------------------------------------------------
                   Merrill                                 Lipper
                    Lynch     JP Morgan                  Convertible
                     All-       Global      CSFB      Securities Funds
                 Convertible  High Yield  High Yield    (closed-end)
                    Index        Index      Index     category average++
--------------------------------------------------------------------------
1 year              22.09%       22.31%    23.11%           20.31%
--------------------------------------------------------------------------
5 years             54.46        26.21     29.09            29.24
Annual average       9.09         4.77      5.24             5.23
--------------------------------------------------------------------------
10 years           135.59           --     95.32           105.10
Annual average       8.95           --      6.92             7.38
--------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average         --*          --+     9.02             9.01
--------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Index began operations on 12/31/87.

 + This index began operations on 12/31/93. It is replacing the Credit Suisse
   First Boston (CSFB) High Yield Bond Index as the fund's secondary benchmark because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

++ Over the 1-, 5-, and 10-year periods ended 8/31/03, there were 10, 8, and 7 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/03
--------------------------------------------------------------------------
Distributions (number)                    12
--------------------------------------------------------------------------
Income                                  $0.558
--------------------------------------------------------------------------
Capital gains                             --
--------------------------------------------------------------------------
Total                                   $0.558
--------------------------------------------------------------------------
Share value:                              NAV                 Market price
--------------------------------------------------------------------------
8/31/02                                  $6.56                   $6.35
--------------------------------------------------------------------------
8/31/03                                   7.73                    7.31
--------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------
Current dividend rate 1                   7.22%                   7.63%
--------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (most recent calender quarter)
--------------------------------------------------------------------------
                                       NAV                    Market price
--------------------------------------------------------------------------
1 year                                33.32%                      33.75%
--------------------------------------------------------------------------
5 years                               49.99                       21.32
Annual average                         8.45                        3.94
--------------------------------------------------------------------------
10 years                             117.93                       99.20
Annual average                         8.10                        7.13
--------------------------------------------------------------------------
Life of fund (since 7/9/87)
Annual average                         9.83                        9.07
--------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Merrill Lynch All-Convertible Index is an unmanaged index of domestic convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor website, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam High Income Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Bond Fund (the "fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2003



The fund's portfolio
August 31, 2003

Corporate bonds and notes (43.5%) (a)
Principal amount                                                          Value

Basic Materials (4.5%)
-------------------------------------------------------------------------------
        $1,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             $1,024
       175,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 190,750
        20,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                             21,800
       145,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             114,550
        10,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                               7,575
       115,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                           124,775
        40,000 Armco, Inc. sr. notes 8 7/8s, 2008                        31,200
        75,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                                49,500
       100,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       110,000
        25,000 Equistar Chemical LP notes 6 1/2s,
               2006                                                      23,625
        32,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      29,760
       219,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                            219,000
        55,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                             54,725
        41,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                      43,358
        55,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                      50,738
       185,000 Georgia-Pacific Corp. 144A sr. notes
               8 7/8s, 2010                                             194,713
         4,000 Georgia-Pacific Corp. 144A sr. notes
               7 3/8s, 2008                                               3,980
        75,000 Gerdau Ameristeel Corp./Gusap
               Partners 144A sr. notes 10 3/8s,
               2011 (Canada)                                             76,688
       318,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            368,880
        50,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 52,750
       195,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   184,275
       180,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                        69,300
EUR     10,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                             9,661
       $55,000 IMC Global, Inc. company guaranty
               Ser. B, 11 1/4s, 2011                                     56,925
        30,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                     31,050
       170,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    187,850
        35,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     36,925
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             7,800
       305,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON) (DEF)                                      25,925
        55,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                              63,113
         4,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                        4,590
        42,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      43,050
        15,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                     14,475
        85,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                     82,025
       228,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             225,720
        45,932 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             50,066
       100,000 MDP Acquisitions PLC 144A sr. notes
               9 5/8s, 2012 (Ireland)                                   108,000
       300,000 Millenium America, Inc. company
               guaranty 9 1/4s, 2008                                    310,500
        25,000 Millenium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        25,875
       100,000 Noveon International company
               guaranty Ser. B, 11s, 2011                               111,500
        87,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                              83,303
        60,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                             62,700
        75,504 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        64,556
        23,909 Pioneer Cos., Inc. sec. FRN 4.6s,
               2006                                                      20,323
       128,000 Potlatch Corp. company guaranty 10s,
               2011                                                     139,520
        10,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                     9,900
        40,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                     40,200
        30,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                             22,200
        40,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                       23,000
       110,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                     73,975
        15,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                             13,350
        90,000 Solutia, Inc. debs. 7 3/8s, 2027                          54,000
        10,000 Solutia, Inc. debs. 6.72s, 2037                            8,900
       110,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    116,600
       120,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             132,000
        70,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                              75,250
        80,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              82,400
        75,000 Stone Container Corp. 144A company
               guaranty 11 1/2s, 2006 (Canada)                           79,688
        55,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                            54,175
        30,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                      7,800
       100,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            103,625
       130,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              37,700
         5,500 Weirton Steel Corp. sr. notes FRN
               0 1/2s, 2008 (In default) (NON)                              660
       100,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                     11,000
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         34,400
                                                                 --------------
                                                                      4,769,241

Capital Goods (4.6%)
-------------------------------------------------------------------------------
       135,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             128,250
       190,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     206,150
        97,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 10s, 2009                       105,003
       230,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                     248,400
        74,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 7/8s,
               2008                                                      78,995
       177,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     187,178
       120,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     123,900
       124,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                             115,320
       150,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     139,500
        85,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                              75,225
        37,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      32,005
        50,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                          43,250
        32,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    35,120
       185,000 Blount, Inc. company guaranty 13s,
               2009                                                     159,100
       135,000 Blount, Inc. company guaranty 7s,
               2005                                                     129,600
       111,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                             122,655
        40,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                        38,900
EUR     75,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s, 2009
               (Luxembourg)                                              82,747
EUR     45,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                     49,895
       $90,000 Buhrmann US, Inc. company guaranty
               12 1/4s, 2009                                             96,525
        70,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                    77,350
       240,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                    255,600
        60,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                        28,200
        94,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                              99,170
       120,000 FIMEP SA 144A sr. notes 10 1/2s,
               2013 (France)                                            132,000
EUR     50,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                            55,302
       $78,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                             88,530
        15,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      10,500
       330,000 Grove Holdings, LLC debs. 11 5/8s,
               2009 (In default) (NON)                                       33
       130,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     134,713
        90,000 Insilco Holding Co. sr. disc. notes
               14s, 2008 (In default) (NON)                                 900
EUR     35,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                             37,290
       $20,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      20,617
        55,000 K&F Industries, Inc. 144A sr. sub.
               notes Ser. B, 9 5/8s, 2010                                59,675
        50,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                     52,000
        40,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                                 41,500
       100,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                      105,000
        15,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                  15,000
        42,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    46,200
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    28,406
      $152,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                    132,240
        10,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                     10,500
        75,000 Owens-Brockway Glass 144A sr. notes
               8 1/4s, 2013                                              75,750
       102,000 Owens-Brockway Glass 144A sr. sec.
               notes 8 3/4s, 2012                                       107,100
        70,000 Owens-Brockway Glass 144A sr. sec.
               notes 7 3/4s, 2011                                        70,000
        20,000 Pliant Corp. company guaranty 13s,
               2010                                                      17,400
        70,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                             72,275
        90,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                      81,000
       165,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             170,775
        10,000 Sequa Corp. 144A sr. notes 8 7/8s,
               2008                                                      10,400
        85,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                          83,300
        25,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                     22,500
        20,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                                 18,500
        60,000 TD Funding Corp. 144A sr. sub. notes
               8 3/8s, 2011                                              62,700
       170,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    164,900
        12,000 Terex Corp. company guaranty 8 7/8s,
               2008                                                      12,420
        10,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             11,000
        70,000 Terex Corp. company guaranty Ser. D,
               8 7/8s, 2008                                              72,800
        75,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                            77,250
        87,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                              85,260
        50,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                   50,750
                                                                 --------------
                                                                      4,894,524

Communication Services (4.1%)
-------------------------------------------------------------------------------
       195,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                     207,675
        20,000 Airgate PCS, Inc. sr. sub. notes
               stepped-coupon zero %
               (13 1/2s, 10/1/04), 2009 (STP)                            12,100
        80,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                    76,000
        10,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                     9,200
         1,000 Alamosa PCS Holdings, Inc. company
               guaranty stepped-coupon zero %
               (12 7/8s, 2/15/05), 2010 (STP)                               735
       230,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             232,875
        30,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      3,900
       200,000 Centennial Cellular Operating Co.
               144A sr. notes 10 1/8s, 2013                             207,000
       135,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                    132,300
         5,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006 (United
               Kingdom)                                                   5,025
        25,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon zero %
               (10 3/8s, 5/15/04), 2011 (STP)                            24,625
       121,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       126,143
        48,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                            48,720
        40,000 Dobson Communications Corp. sr.
               notes 10 7/8s, 2010                                       43,400
       130,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                  139,100
        35,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                    36,750
        50,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  53,000
        17,496 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                13,559
        90,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                          13,950
       140,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                      8,400
        40,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                  5,400
        80,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                       78,400
        10,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                           650
       170,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                     11,050
       122,000 Millicom International Cellular SA
               144A sr. notes 11s,  2006
               (Luxembourg)                                             123,525
         5,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                    5,250
       336,000 Nextel Communications, Inc. sr.
               notes 12s, 2008                                          356,160
        50,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                        54,500
         8,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                         8,640
       210,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       210,525
        60,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             67,500
        75,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                      80,625
       175,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                             168,875
       100,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005 (In default)
               (NON)                                                     43,500
        74,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                              76,405
       320,000 Qwest Corp. 144A notes 8 7/8s, 2012                      342,400
       335,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                            383,575
         5,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                              5,200
        65,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                       66,463
        65,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     72,638
        45,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                      40,050
       284,000 Telus Corp. notes 8s, 2011 (Canada)                      314,941
       119,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                 129,894
        50,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,
               12 3/4s, 2009                                             49,625
        52,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                      31,720
       195,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                           108,225
        55,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                             51,975
       145,000 Western Wireless Corp. 144A sr.
               notes 9 1/4s, 2013                                       145,000
        80,000 Williams Communications Group, Inc.
               notes zero %, 2010 (In default)
               (NON)                                                          1
       160,000 Williams Communications Group, Inc.
               notes zero %, 2008 (In default)
               (NON)                                                          2
        30,000 Williams Communications Group, Inc.
               notes zero %, 2007 (In default)
               (NON)                                                          1
                                                                 --------------
                                                                      4,427,172

Conglomerates (0.4%)
-------------------------------------------------------------------------------
        20,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011 (Luxembourg)                        20,350
       108,000 Tyco International Group SA company
               guaranty 6 3/8s, 2006 (Luxembourg)                       111,645
        26,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005 (Luxembourg)                        26,943
       313,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                313,391
                                                                 --------------
                                                                        472,329

Consumer Cyclicals (10.3%)
-------------------------------------------------------------------------------
        78,000 Affinity Group Holdings sr. notes
               11s, 2007                                                 79,950
       100,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   111,500
        80,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                             87,200
        50,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      53,625
        65,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                                 63,700
        37,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                     39,405
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 176,400
        60,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     63,300
        40,000 Building Materials Corp. company
               guaranty 8s, 2008                                         37,800
        40,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    44,400
        50,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9 1/4s, 2010                               53,875
       158,000 Coinmach Corp. sr. notes 9s, 2010                        163,530
       115,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                    99,475
        10,000 D.R. Horton, Inc. company guaranty
               8 1/2s, 2012                                              10,650
        30,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      31,500
        25,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      24,125
        80,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      71,800
        20,000 Dana Corp. notes 10 1/8s, 2010                            21,550
       100,000 Dana Corp. notes 9s, 2011                                105,000
EUR     14,000 Dana Corp. notes Ser. EUR, 9s, 2011                       15,984
       $20,000 Dana Corp. notes 7s, 2029                                 16,150
        30,000 Dana Corp. notes 6 1/4s, 2004                             30,300
        90,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                       90,000
        20,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                17,000
        45,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                            40,050
       100,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                             107,250
        50,000 Dex Media West, LLC 144A sr. sub.
               notes 9 7/8s, 2013                                        55,375
        56,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                 51,520
       170,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                         176,375
        45,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                              338
        56,000 Gap, Inc. (The) notes 6.9s, 2007                          59,010
        50,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                           51,250
        80,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                        62,600
       129,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                    141,255
       125,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     132,188
       434,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                        436,170
       133,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008 (R)                                  135,826
        65,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                   67,438
        91,725 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                     98,146
        55,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                   59,125
        92,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                             92,920
       215,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    226,288
        30,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  32,100
        75,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                          77,063
       156,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   165,360
        99,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     105,930
       100,000 ITT Corp. notes 6 3/4s, 2005                             104,250
       100,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                                 100,000
       105,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     104,213
        11,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      10,643
       150,000 JC Penney Co., Inc. notes 9s, 2012                       161,250
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,188
       165,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           173,250
        80,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                             92,000
        60,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            68,700
        75,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             78,000
        20,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                 20,600
        30,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                               29,400
       116,000 KB Home sr. sub. notes 9 1/2s, 2011                      124,120
        10,000 KB Home sr. sub. notes 7 3/4s, 2010                       10,200
        30,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011 (In default)
               (NON)                                                        300
        80,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                              83,000
        32,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               35,760
       340,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              364,650
EUR     30,000 Lear Corp. sr. notes 8 1/8s, 2008                         36,063
      $186,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            170,190
        90,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s,
               2007                                                      94,500
        60,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                              60,150
       115,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             129,088
       161,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             176,698
        95,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       101,294
        30,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                   32,325
        65,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                               65,163
       130,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                             133,250
        10,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              10,450
        20,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                              20,400
        60,000 Outsourcing Solutions, Inc. sr. sub.
               notes Ser. B, 11s, 2006 (In default)
               (NON)                                                        600
        60,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        62,400
        40,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        42,600
        50,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            51,625
       161,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  177,100
        15,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                   16,200
       110,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           122,650
       132,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       141,900
        32,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                           32,320
        30,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                              31,425
       140,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             140,000
       150,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     153,000
        25,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             20,750
       196,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   217,560
        48,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                             45,840
       134,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   146,730
        92,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             107,180
        80,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                        78,000
        62,000 Russell Corp. company guaranty
               9 1/4s, 2010                                              65,875
       115,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                     127,650
       250,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                     261,875
       246,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            253,995
        84,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             92,820
       265,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     259,700
        79,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty 7 7/8s, 2012                        82,555
        71,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty 7 3/8s, 2007                        74,373
       169,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             180,830
         5,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                     5,050
        20,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         20,200
        15,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 10 3/8s, 2012                                  15,150
       100,000 Tenneco Automotive, Inc. 144A sec.
               notes 10 1/4s, 2013                                      103,500
        80,000 Toll Corp. company guaranty 8 1/8s,
               2009                                                      84,200
        60,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                      59,850
       243,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           193,185
       209,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                   184,965
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     74,988
       101,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                       114,888
       115,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    115,575
       150,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                     159,000
        75,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                    79,875
        40,000 Von Hoffman Press, Inc. company
               guaranty FRN 10 3/8s, 2007                                40,000
        55,303 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                51,155
        21,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    22,260
        76,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                     77,520
        92,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                     101,200
                                                                 --------------
                                                                     10,967,005

Consumer Staples (5.8%)
-------------------------------------------------------------------------------
         3,000 Acme Communications, Inc. sr. disc.
               notes Ser. B, 12s, 2005                                    3,015
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                      6,550
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     13,200
       235,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           155,100
        40,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        43,100
        40,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                        42,000
       160,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       164,800
       148,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       162,060
       133,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                            65,170
         2,044 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (NON) (DEF)                                           1
        76,000 Brand Services, Inc. company
               guaranty 12s, 2012                                        84,550
        75,000 Capital Records Inc. 144A company
               guaranty 8 3/8s, 2009                                     76,500
        19,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      10,260
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                      22,750
       365,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            292,000
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                             56,000
        60,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             45,900
       120,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                      92,400
        33,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                      25,245
        86,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      65,790
         5,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 1/4s,
               2007                                                       4,025
        90,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                  95,850
        70,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                      71,225
        35,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 37,100
         5,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                 5,213
         3,000 CSC Holdings, Inc. debs. Ser. B,
               8 1/8s, 2009                                               3,098
       412,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     420,240
        60,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                             65,400
        30,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      30,450
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      42,600
        80,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                              83,300
       175,000 DirecTV Holdings, LLC 144A sr. notes
               8 3/8s, 2013                                             191,188
       271,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     18,970
       155,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             144,150
        35,000 Dole Food Co. sr. notes 8 7/8s, 2011                      36,750
        25,000 Dole Food Co. sr. notes 7 1/4s, 2009                      26,125
        50,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                              52,500
        20,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      13,600
        30,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                             33,188
        25,000 Echostar DBS Corp. sr. notes 9 3/8s,
               2009                                                      26,594
        42,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      46,515
        55,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                     61,050
GBP     15,000 EMI Group eurobonds 9 3/4s, 2008
               (United Kingdom)                                          24,080
        $2,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon zero %
               (12 1/2s, 3/15/06), 2011 (STP)                             1,750
       154,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                          18,480
         9,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                      990
        20,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                            20,100
        15,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                     15,300
         7,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                        6,895
       143,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                       140,498
        93,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                        89,745
        52,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     56,550
       110,000 Hasbro, Inc. notes 5.6s, 2005                            112,338
        34,000 Insight Midwest LP/Insight Capital,
               Inc. sr. notes 10 1/2s, 2010                              35,785
         2,148 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 1,869
        71,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      57,155
       100,000 LIN Television Corp. company
               guaranty 8s, 2008                                        106,000
        30,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                    30,450
       110,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                               102,850
        10,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                                 8,100
        75,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                      61,500
       256,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    252,160
        80,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                          87,600
        45,000 RAB Enterprises, Inc. company
               guaranty 10 1/2s, 2005                                    19,350
        49,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                      54,268
        95,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                    95,950
       110,000 Revlon Consumer Products sr. notes
               9s, 2006                                                  70,400
        80,000 Rite Aid Corp. 144A notes 9 1/2s,
               2011                                                      85,600
       125,000 Rite Aid Corp. 144A notes 6 1/8s,
               2008                                                     110,625
        15,000 Rite Aid Corp. 144A notes 6s, 2005                        14,550
        25,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                              25,125
        10,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                                10,588
       130,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     110,500
       100,000 Silver Cinemas, Inc. sr. sub. notes
               10 1/2s, 2005 (In default) (NON)                              10
       379,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     348,680
       290,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                           121,800
       495,000 United Pan-Europe NV sr. disc. notes
               stepped-coupon zero %
               (13 3/4s, 2/1/05), 2010
               (Netherlands) (In default) (NON)
               (STP)                                                    108,900
        30,000 United Rentals (North America), Inc.
               company guaranty Ser. B,
               10 3/4s, 2008                                             32,925
       105,000 Vivendi Universal SA 144A notes
               6 1/4s, 2008 (France)                                    105,000
        90,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                    100,575
       109,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    106,820
       173,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       185,975
        20,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                      22,550
        39,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                      42,608
       210,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                     226,275
                                                                 --------------
                                                                      6,164,791

Energy (2.8%)
-------------------------------------------------------------------------------
        95,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                        93,813
        90,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                             83,700
        90,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              94,950
        54,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         58,725
         3,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                      3,165
        15,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                     15,675
        22,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                      23,100
       135,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                       136,688
       120,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                   127,200
       100,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             102,000
        23,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                             24,265
        70,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     72,100
       105,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             101,325
        62,000 Forest Oil Corp. sr. notes 8s, 2008                       62,310
        58,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       62,858
        40,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              38,200
         5,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                      5,500
        80,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              84,800
        45,000 Offshore Logistics, Inc. 144A sr.
               notes 6 1/8s, 2013                                        42,750
        20,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                              22,200
        90,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                     85,500
       210,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                            253,575
        16,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                               15,520
        55,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp.company guaranty 7 3/4s, 2012                        58,438
        80,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                      82,800
        65,000 Plains Exploration & Production Co.
               144A sr. sub. notes 8 3/4s, 2012                          67,275
       115,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     122,475
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                 10,800
       113,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       116,390
        80,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                        79,400
       105,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      109,725
       100,000 Stone Energy Corp. company guaranty
               8 3/4s, 2007                                             103,250
        80,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                             84,200
        40,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                              42,500
        50,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                                  51,875
        70,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                     50,925
        20,000 Universal Compression, Inc. 144A sr.
               notes 7 1/4s, 2010                                        20,200
       116,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                       122,960
        24,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        24,240
       110,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                    117,700
        35,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                             37,450
        52,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                      55,640
        35,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                      35,000
                                                                 --------------
                                                                      3,003,162

Financial (3.1%)
-------------------------------------------------------------------------------
       120,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                       120,300
       210,000 Conseco, Inc. 144A company guaranty
               10 3/4s, 2009 (In default) (NON)                         142,800
        10,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                     9,850
       110,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   113,713
       685,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                     318,525
        65,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          69,388
        55,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  55,963
     2,118,600 JPMorgan HYDI 144A notes 8s, 2008                      2,139,786
        43,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default)
               (NON)                                                          1
       199,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                            233,629
        70,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                              75,600
                                                                 --------------
                                                                      3,279,555

Health Care (2.7%)
-------------------------------------------------------------------------------
        70,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                   68,775
       214,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   228,980
        92,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                       95,680
        62,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     62,620
       160,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             166,800
       135,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                          137,700
        70,000 Beverly Enterprises, Inc. sr. notes
               9 5/8s, 2009                                              73,150
       115,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                            115,000
        31,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                              35,340
        60,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             64,350
        70,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                            77,700
        10,000 HCA, Inc. debs. 7.19s, 2015                                9,903
        40,000 HCA, Inc. sr. notes 6.95s, 2012                           40,435
       190,000 Healthsouth Corp. notes 7 5/8s, 2012
               (In default) (NON)                                       155,800
        37,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008 (In default) (NON)                                   31,635
        37,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011 (In default) (NON)                                   31,450
        61,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                        68,168
        10,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                     10,075
        90,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007  (In
               default) (NON)                                             1,913
        60,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008  (In
               default) (NON)                                             1,350
        36,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                     17,640
        42,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007  (In default)
               (NON)                                                     43,890
        90,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                                 9
       106,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    108,650
       255,000 Multicare Cos., Inc. sr. sub. notes
               9s, 2007 (In default) (NON)                                3,825
EUR     50,000 NYCO Holdings 144A 11 1/2s, 2013                          56,207
       $75,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                              71,438
        70,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                              75,775
       154,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           173,635
        75,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                        72,188
        10,000 Service Corp. International notes
               7.2s, 2006                                                 9,925
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               4,838
        21,000 Service Corp. International notes
               6 1/2s, 2008                                              20,318
       194,000 Service Corp. International notes
               6s, 2005                                                 194,000
        25,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      25,063
        60,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                             66,000
        15,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                              13,950
       260,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                             253,500
       110,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                               120,725
        82,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                             87,330
        40,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 42,700
                                                                 --------------
                                                                      2,938,430

Technology (1.4%)
-------------------------------------------------------------------------------
        90,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   100,800
        75,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                            76,875
       211,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             223,133
        25,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                     25,750
       190,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              126,350
         5,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               4,163
       170,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            165,750
        76,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                        79,800
       141,555 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                       130,231
       105,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                                94,500
        85,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                  91,375
        28,000 Xerox Capital Europe PLC company
               guaranty 5 7/8s, 2004 (United
               Kingdom)                                                  28,035
        55,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      50,875
       240,000 Xerox Corp. sr. notes 7 1/8s, 2010                       234,000
        57,000 Xerox Corp. 144A sr. notes 9 3/4s,
               2009                                                      61,988
                                                                 --------------
                                                                      1,493,625

Transportation (1.0%)
-------------------------------------------------------------------------------
        10,000 Air Canada Corp. sr. notes 10 1/4s,
               2011 (Canada) (In default) (NON)                           4,900
        96,410 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                           2,892
        69,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             62,100
        50,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s, 2011                      40,250
        30,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1, 7.024s, 2009                      27,900
       140,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            113,400
        60,000 Delta Air Lines, Inc. notes 7.9s,
               2009                                                      44,100
        50,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                      38,290
       125,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                           120,625
       185,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            201,650
        25,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             25,531
       182,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            197,470
        20,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    20,300
        60,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                     50,400
       110,000 Northwest Airlines, Inc. sr. notes
               9 7/8s, 2007                                              81,950
        20,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            22,800
        85,055 US Air, Inc. pass-through
               certificates Ser. 93-A3, 10 3/8s,
               2013 (In default) (NON)                                   34,022
                                                                 --------------
                                                                      1,088,580

Utilities & Power (2.8%)
-------------------------------------------------------------------------------
        22,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      20,570
         6,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       5,730
       105,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     108,150
       110,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             112,200
       130,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             107,900
        45,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                      45,000
        55,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007 (United Kingdom)                        47,713
         5,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008 (United Kingdom)                         4,348
        42,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                                  32,550
        10,000 Calpine Corp. sr. notes 8 3/4s, 2007                       7,800
        60,000 Calpine Corp. sr. notes 8 1/2s, 2011                      44,700
       105,000 Calpine Corp. sr. notes 7 7/8s, 2008                      78,881
        55,000 Calpine Corp. sr. notes 7 5/8s, 2006                      45,100
       363,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             341,220
        35,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        35,952
        20,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                   21,479
           682 CMS Energy Corp. bank term loan FRN
               Ser. A, 7 1/2s, 2004  (acquired
               4/21/03, cost $677) (RES)                                    684
           400 CMS Energy Corp. bank term loan FRN
               Ser. C, 9s, 2004  (acquired 4/21/03,
               cost $395) (RES)                                             400
        20,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     19,800
        30,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      30,113
        55,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      53,831
        25,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              24,125
        15,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              11,550
        95,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                       98,325
       110,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              90,200
        20,000 El Paso CGP Co. debs. 6 1/2s, 2008                        16,800
        25,000 El Paso CGP Co. notes 6 3/8s, 2009                        20,813
        90,000 El Paso Corp. sr. notes 7 3/8s, 2012                      76,500
        35,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              26,600
        50,000 El Paso Natural Gas Co. 144A sr.
               notes 7 5/8s, 2010                                        48,500
       125,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                   121,250
        10,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                       9,875
        69,650 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                     75,396
       110,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                       80,850
        40,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                       22,400
        50,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                      52,125
        45,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                     46,800
       115,000 Northwestern Corp. notes 8 3/4s,
               2012                                                      85,100
        85,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                      86,275
        20,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          19,950
        80,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                              78,000
        65,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                              65,650
        25,000 Sierra Pacific Power Co.
               collateralized Ser. MTNC, 6.82s,
               2006                                                      24,656
        95,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                              92,150
        40,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      44,250
        20,000 Teco Energy, Inc. notes 7.2s, 2011                        18,925
        60,000 Teco Energy, Inc. notes 7s, 2012                          55,875
        50,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                      49,063
        70,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              77,525
        79,000 Williams Cos., Inc. (The) FRN
               Ser. A, 6 3/4s, 2006                                      77,420
        20,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                              20,350
        50,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                              48,875
        95,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                              99,750
        50,000 Williams Holdings of Delaware notes
               6 1/2s, 2008                                              47,500
                                                                 --------------
                                                                      2,977,544
                                                                 --------------
               Total Corporate bonds and notes
               (cost $47,492,313)                                   $46,475,958

Convertible bonds and notes (28.9%) (a)
Principal amount                                                          Value

Communication Services (3.6%)
-------------------------------------------------------------------------------
       $30,000 American Tower Corp. cv. notes 5s,
               2010                                                     $26,363
     1,300,000 Charter Communications, Inc. cv. sr.
               notes 5 3/4s, 2005                                     1,033,500
       400,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                         400
       550,000 Echostar Communications Corp. cv.
               sub. notes 4 7/8s, 2007                                  554,813
         3,000 Millicom International Cellular SA
               144A cv. bonds 2s, 2006 (Luxembourg)
               (PIK)                                                      6,000
        81,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                            86,468
       523,000 Nextel Communications, Inc. cv. sr.
               notes 4 3/4s, 2007                                       537,383
     3,580,000 United States Cellular Corp. cv.
               liquid yield option notes (LYON)
               zero %, 2015                                           1,611,000
                                                                 --------------
                                                                      3,855,927

Conglomerates (1.5%)
-------------------------------------------------------------------------------
     1,100,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                   1,058,750
       700,000 Tyco International, Ltd. cv. LYON
               zero %, 2020 (Bermuda)                                   537,250
                                                                 --------------
                                                                      1,596,000

Consumer Cyclicals (2.8%)
-------------------------------------------------------------------------------
       850,000 Amazon.com, Inc. cv. sub. debs.
               4 3/4s, 2009                                             799,000
     1,500,000 Baker (J.), Inc. cv. sr. sub. notes
               7s, 2002 (In default) (NON) (DEF)                        412,500
     1,811,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                         1,770,253
                                                                 --------------
                                                                      2,981,753

Consumer Staples (2.2%)
-------------------------------------------------------------------------------
     1,050,000 CKE Restaurants, Inc. cv. sub. notes
               4 1/4s, 2004                                           1,029,000
     1,260,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   1,341,900
                                                                 --------------
                                                                      2,370,900

Energy (0.9%)
-------------------------------------------------------------------------------
     1,000,000 Parker Drilling Co. cv. sub. bonds
               5 1/2s, 2004                                             950,000

Financial (3.1%)
-------------------------------------------------------------------------------
     1,420,000 E(*)Trade Group, Inc. cv. sub. notes
               6s, 2007                                               1,373,850
       614,000 Meristar Hospitality Corp. cv. notes
               9 1/2s, 2010                                             672,330
     1,410,000 Providian Financial Corp. cv. sr.
               notes 3 1/4s, 2005                                     1,286,625
                                                                 --------------
                                                                      3,332,805

Health Care (3.5%)
-------------------------------------------------------------------------------
        29,000 DaVita, Inc. cv. sub. notes 7s, 2009                      30,450
     1,900,000 Elan Finance Corp., Ltd. cv. LYON
               zero %, 2018 (Bermuda)                                 1,045,000
     1,000,000 Healthsouth Corp. cv. sub. debs.
               3 1/4s, 2003 (In default) (NON)
               (DEF)                                                    835,000
       610,000 LifePoint Hospitals, Inc. cv. notes
               4 1/2s, 2009                                             589,413
     1,200,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                     1,225,500
                                                                 --------------
                                                                      3,725,363

Technology (8.1%)
-------------------------------------------------------------------------------
       680,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             647,700
     1,297,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                     1,227,240
     2,080,000 Avaya, Inc. cv. LYON zero %, 2021                      1,105,000
       740,000 Cypress Semiconductor Corp. cv. sub.
               debs. 3 3/4s, 2005                                       720,575
       680,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 5 1/4s, 2006                                  694,450
       930,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                           712,613
     1,509,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                         1,224,176
     2,180,000 Sanmina Corp. cv. sub. debs. zero %,
               2020                                                   1,057,300
     1,000,000 Silicon Graphics Corp. cv. sr. notes
               5 1/4s, 2004                                             732,500
     1,065,000 Solectron Corp. cv. LYON zero %,
               2020                                                     599,063
                                                                 --------------
                                                                      8,720,617

Utilities & Power (3.2%)
-------------------------------------------------------------------------------
       620,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             564,975
       920,000 Calpine Corp. cv. sr. notes 4s, 2006                     832,600
     1,400,000 El Paso Corp. cv. debs. zero %, 2021                     595,000
       526,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                       781,110
       440,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                             605,000
                                                                 --------------
                                                                      3,378,685
                                                                 --------------
               Total Convertible bonds and notes
               (cost $28,514,191)                                   $30,912,050

Convertible preferred stocks (20.8%) (a)
Number of shares                                                          Value

Basic Materials (2.8%)
-------------------------------------------------------------------------------
        67,000 Freeport-McMoRan Copper & Gold, Inc.
               $1.75 cum. cv. pfd.                                   $1,758,750
        10,970 IMC Global, Inc. Ser. MEDS, $3.75
               cv. pfd.                                                 655,348
        22,700 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                              536,288
                                                                 --------------
                                                                      2,950,386

Capital Goods (1.0%)
-------------------------------------------------------------------------------
        39,100 Owens-Illinois, Inc. 2.375 cv. pfd.                    1,094,800

Communication Services (--%)
-------------------------------------------------------------------------------
           205 Dobson Communications Corp. 144A,
               6.00% cum. cv. pfd.                                       41,820
           417 Microcell Telecommunications, Inc.
               Ser. D, 9.00% cv. pfd. (Canada)                            4,074
                                                                 --------------
                                                                         45,894

Consumer Cyclicals (3.3%)
-------------------------------------------------------------------------------
         1,350 Radio One, Inc. 6.50% cum. cv. pfd.                    1,367,973
        25,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 1,058,400
        30,300 TXI Capital Trust I $2.75 cv. pfd.                     1,098,375
                                                                 --------------
                                                                      3,524,748

Consumer Staples (0.3%)
-------------------------------------------------------------------------------
        11,000 Constellation Brands, Inc. Ser A.,
               $1.438 cv. pfd.                                          302,500
           166 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                       2
                                                                 --------------
                                                                        302,502

Energy (--%)
-------------------------------------------------------------------------------
           115 XCL, Ltd. 144A Ser. A, 9.50% cum.
               cv. pfd. (In default) (NON) (PIK)                             58

Financial (5.9%)
-------------------------------------------------------------------------------
        31,700 Capital One Financial Corp. $3.125
               cv. pfd.                                               1,363,100
        22,300 Chubb Corp. (The) $1.75 cv. pfd.                         624,400
        60,700 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                1,244,350
        10,550 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                                588,163
        28,600 Host Marriott Financial Trust $3.375
               cv. pfd.                                               1,265,550
        21,130 Provident Finance Group $2.25 units
               cv. pfd.                                                 562,586
        20,500 UnumProvident Corp. $2.063 cv. pfd.                      635,500
                                                                 --------------
                                                                      6,283,649

Technology (2.2%)
-------------------------------------------------------------------------------
         1,200 Lucent Technologies, Inc. 8.00% cv.
               pfd.                                                   1,200,000
        10,800 Xerox Corp. 6.25% cv. pfd.                             1,151,550
                                                                 --------------
                                                                      2,351,550

Utilities & Power (5.3%)
-------------------------------------------------------------------------------
        12,700 American Electric Power Co., Inc.
               9.25% cv. pfd.                                           571,500
        15,700 El Paso Corp. $4.50 cv. pfd.                             447,450
        25,250 El Paso Energy Capital Trust I
               $2.375 cv. pfd.                                          776,438
        20,000 ONEOK, Inc. $2.063 units cv. pfd.                        585,000
         9,000 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                     534,375
        40,900 Sempra Energy $2.063 units cv. pfd.                    1,129,863
        17,200 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                            507,056
        44,400 Williams Cos., Inc. (The) $2.25 cv.
               pfd.                                                     566,100
         9,830 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 559,081
                                                                 --------------
                                                                      5,676,863
                                                                 --------------
               Total Convertible preferred stocks
               (cost $19,339,257)                                   $22,230,450

Common stocks (2.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         6,800 Altria Group, Inc.                                      $280,296
        50,000 AMRESCO Creditor Trust, Inc. (NON)
               (R)                                                        1,400
         2,125 Aurora Foods, Inc. (NON)                                     329
           501 Birch Telecom, Inc. (NON)                                  1,733
       293,993 Contifinancial Corp. Liquidating
               Trust Units                                                2,940
         2,031 Covad Communications Group, Inc.
               (NON)                                                      7,718
        13,194 Dobson Communications Corp. (NON)                        121,385
         8,847 Fitzgeralds Gaming Corp. (NON)                                88
        28,300 GATX Corp.                                               599,394
           289 Genesis Health Ventures, Inc. (NON)                        6,936
         1,834 Globix Corp. (NON)                                         5,502
            93 Mariner Health Care, Inc. (NON)                              772
           147 Mediq, Inc. (NON)                                             15
            26 Metrocall Holdings, Inc. (NON)                             3,796
             3 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                        29
           414 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                     4,074
        80,000 Morrison Knudsen Corp. (NON)                               7,800
        22,750 Peregrine Systems, Inc. (NON)                            436,800
         4,883 Pioneer Cos., Inc. (NON)                                  18,067
         1,392 Polymer Group, Inc. Class A (NON)                         12,027
           144 Premium Holdings (LP) 144A (NON)                           3,016
           334 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  585,025
           115 RCN Corp. (NON)                                              279
            25 Sterling Chemicals, Inc. (NON)                               325
           102 Sun Healthcare Group, Inc. (NON)                             454
        14,550 VS Holdings, Inc. (NON)                                   10,913
           196 Washington Group International, Inc.
               (NON)                                                      4,925
           153 WilTel Communications, Inc. (NON)                          2,468
                                                                 --------------
               Total Common stocks
               (cost $3,513,892)                                     $2,118,506

Preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
             4 Dobson Communications Corp. 12.25% pfd. (PIK)             $3,540
         4,700 Fitzgeralds Gaming Corp. zero % cum.
               pfd.                                                          47
            22 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                             242
             3 NTL Europe, Inc.  Ser. A, $5.00 cum. pfd.                      9
            18 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          165,600
           176 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                     91,520
                                                                 --------------
               Total Preferred stocks
               (cost $433,240)                                         $260,958

Units (0.2%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
           250 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (NON) (DEF)                    $25
           161 HMP Equity Holdings Corp. units zero %,
               2008                                                      78,085
           200 XCL Equity units zero %                                   28,000
           210 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                        63,000
           600 XCL, Ltd. 144A units 9.50% cum. cv.
               pfd. (In default) (NON) (PIK)                                300
                                                                 --------------
               Total Units (cost $623,511)                             $169,410

Foreign government bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $75,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   $82,988
        25,000 Colombia (Republic of) notes
               10 3/4s, 2013                                             28,100
        95,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 6s  (7s,
               8/15/04), 2030 (STP)                                      55,813
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $148,953)                                   $166,901

Brady bonds (0.1%) (a) (cost $49,662)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $80,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       $66,400

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           500 Comunicacion Celular SA 144A
               (Colombia)                            11/15/03              $500
           140 Dayton Superior Corp. 144A            6/15/09                 35
           332 Diva Systems Corp. 144A               1/1/10                   3
            90 Insilco Holding Co.                   8/15/08                  1
            41 MDP Acquisitions PLC (Ireland)        10/1/13                103
           256 Microcell Telecommunications, Inc.
               (Canada)                              5/1/08                 216
           154 Microcell Telecommunications, Inc.
               (Canada)                              5/1/05                  88
            60 Pliant Corp. 144A                     6/1/10                  30
            99 Solutia, Inc. 144A                    7/15/09                 50
           257 Sun Healthcare Group, Inc.            2/28/05                  1
           240 Travel Centers of America, Inc. 144A  5/1/09               2,400
           220 Ubiquitel, Inc. 144A                  4/15/10                  2
            10 Versatel Telecom NV (Netherlands)     5/15/08                  1
           120 Washington Group International, Inc.
               Ser. A                                1/25/06                378
           138 Washington Group International, Inc.
               Ser. B                                1/25/06                317
            75 Washington Group International, Inc.
               Ser. C                                1/25/06                165
                                                                 --------------
               Total Warrants (cost $37,578)                             $4,290

Short-term investments (3.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $228,853 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.00% to
               1.08% and due dates ranging
               from September 2, 2003 to October
               24, 2003 (d)                                            $228,709
     3,858,146 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.94% to 1.22%
               and due dates ranging from September
               2, 2003 to October 22, 2003 (d)                        3,858,146
                                                                 --------------
               Total Short-term investments
               (cost $4,086,855)                                     $4,086,855
-------------------------------------------------------------------------------
               Total Investments
               (cost $104,239,452)                                 $106,491,778
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $106,934,195.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2003 was $1,084 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2003.

      Forward currency contracts to sell at August 31, 2003
      (aggregate face value $356,373)

                 Market     Aggregate    Delivery     Unrealized
                 value      face value   date         depreciation
-------------------------------------------------------------------
British Pounds   $21,669    $21,549      12/17/03     $(120)
Euro             339,296    334,824      12/17/03    (4,472)
-------------------------------------------------------------------
                                                    $(4,592)
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $222,851 of
securities on loan (identified cost $104,239,452) (Note 1)        $106,491,778
-------------------------------------------------------------------------------
Cash                                                                    15,986
-------------------------------------------------------------------------------
Foreign currency (cost $1,343) (Note 1)                                  1,774
-------------------------------------------------------------------------------
Dividends, interest and other receivables                            1,396,563
-------------------------------------------------------------------------------
Receivable for securities sold                                         408,494
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               24,437
-------------------------------------------------------------------------------
Total assets                                                       108,339,032

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                  637,894
-------------------------------------------------------------------------------
Payable for securities purchased                                       186,953
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           202,121
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              34,979
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  26,175
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               544
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                     4,592
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                     349
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     228,709
-------------------------------------------------------------------------------
Other accrued expenses                                                  82,521
-------------------------------------------------------------------------------
Total liabilities                                                    1,404,837
-------------------------------------------------------------------------------
Net assets                                                        $106,934,195

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                          $129,476,986
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)              (30,644)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (24,760,375)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                    2,248,228
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                       $106,934,195

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value per share ($106,934,195 divided by 13,825,527
shares)                                                                  $7.73
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended August 31, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                            $7,688,940
-------------------------------------------------------------------------------
Dividends                                                            1,365,066
-------------------------------------------------------------------------------
Securities lending                                                         261
-------------------------------------------------------------------------------
Total investment income                                              9,054,267

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       728,049
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         194,952
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              12,051
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         6,321
-------------------------------------------------------------------------------
Auditing                                                                61,985
-------------------------------------------------------------------------------
Other                                                                   92,604
-------------------------------------------------------------------------------
Total expenses                                                       1,095,962
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (5,416)
-------------------------------------------------------------------------------
Net expenses                                                         1,090,546
-------------------------------------------------------------------------------
Net investment income                                                7,963,721
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                    (1,572,452)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)              5,234
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                (161,767)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                      (4,098)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit default
contracts during the year                                           17,628,990
-------------------------------------------------------------------------------
Net gain on investments                                             15,895,907
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $23,859,628
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                          Year ended August 31
Increase (decrease) in net assets                        2003              2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,963,721        $8,298,407
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                             (1,728,985)       (7,962,048)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                17,624,892        (1,868,166)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         23,859,628        (1,531,807)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income                      (7,704,436)       (8,560,986)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                        217,676           523,991
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           16,372,868        (9,568,802)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 90,561,327       100,130,129
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $30,644
and $530,012, respectively)                     $106,934,195       $90,561,327
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year           13,794,807        13,721,025
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                         30,720            73,782
-------------------------------------------------------------------------------
Shares outstanding at end of year                 13,825,527        13,794,807
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                 Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.56           $7.30           $8.09           $8.32           $8.82
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .58             .60             .67             .74             .82
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.15            (.72)           (.71)           (.12)           (.33)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.73            (.12)           (.04)            .62             .49
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.56)           (.62)           (.75)           (.85)           (.81)
-----------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                 --              --              --              --            (.18)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.56)           (.62)           (.75)           (.85)           (.99)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $7.73           $6.56           $7.30           $8.09           $8.32
-----------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                    $7.31           $6.35           $7.45           $7.94           $8.81
-----------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                              24.73           (6.77)           3.91             .78           10.29
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $106,934         $90,561        $100,130        $110,839        $113,576
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.13            1.10            1.14            1.11            1.11
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         8.20            8.65            8.91            9.03            9.72
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           69.94           56.70          106.41           26.31           78.62
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
August 31, 2003

Note 1
Significant accounting policies

Putnam High Income Bond Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income by investing in a portfolio of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $222,851. The fund received cash collateral of $228,709, which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $24,507,868 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $4,424,357      August 31, 2008
     1,283,239      August 31, 2009
     9,205,575      August 31, 2010
     9,594,697      August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $139,111 of losses recognized during the period November 1, 2002 to August 31, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2003, the fund reclassified $240,083 to decrease distributions in excess of net investment income and $19,202 to increase paid-in-capital, with an increase to accumulated net realized losses of $259,285.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                      $10,126,528
Unrealized depreciation                       (8,332,297)
                                            ------------
Net unrealized appreciation                    1,794,231
Undistributed ordinary income                  1,267,170
Capital loss carryforward                    (24,507,868)
Post-October loss                               (139,111)
Cost for federal income tax purposes        $104,697,547


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.75% of the average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2003, the fund's expenses were reduced by $5,416 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $724 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government and short-term investments aggregated $64,670,648 and $63,655,195, respectively. Purchases and sales of U.S. government obligations aggregated $34,125 and $34,139, respectively.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

The fund has designated 15.95% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2003, the fund hereby designates 9.56%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.


Results of August 21, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on August 21, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                             Votes
                               Votes for     withheld
-----------------------------------------------------
Jameson A. Baxter             12,480,038     369,914
Charles B. Curtis             12,496,873     353,079
John A. Hill                  12,466,324     383,628
Ronald J. Jackson             12,496,701     353,251
Paul L. Joskow                12,484,481     365,471
Elizabeth T. Kennan           12,478,676     371,276
Lawrence J. Lasser            12,484,931     365,021
John H. Mullin, III           12,480,839     369,113
Robert E. Patterson           12,484,881     365,071
George Putnam, III            12,488,986     360,966
A.J.C. Smith                  12,473,981     375,971
W. Thomas Stephens            12,483,766     366,186
W. Nicholas Thorndike         12,470,231     379,721

All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA  02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

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203380  061  10/03



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies:
         --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

  Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------
(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003